UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2023

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

81 Executive Blvd. Suite 3
Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2023, the board of directors (the “Board”) of Enzo Biochem, Inc. (the “Company”) appointed Steven J. Pully to the Board and to the Board’s Audit Committee. Mr. Pully will serve as chairman of the Board. Mr. Pully will also serve as chairman of the Board’s Audit Committee.

Mr. Pully will receive a Restricted Stock Unit award with a cash value of $100,000, which will vest with respect to 25% of the award within 30 days of Mr. Pully’s appointment to the Board. The balance, which will be awarded after the Annual Meeting of Shareholders, will cliff vest one year after the date of the award. Mr. Pully will also receive cash compensation in accordance with the Company’s compensatory arrangements for non-employee directors as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 21, 2022 under the heading “Compensation of Directors.”

There are no arrangements or understandings between Mr. Pully and any other person pursuant to which he was selected as a director. The Company is not aware of any transaction in which Mr. Pully has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2023, the Board adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

●	Enhance procedural mechanics, including to require additional disclosures from nominating or proposing shareholders, proposed nominees and other persons associated with nominating or proposing shareholders and to address matters relating to Rule 14a-19 and Rule 14a-8 under the Securities Exchange Act of 1934;

●	Make other updates, including ministerial, clarifying, and conforming changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended & Restated Bylaws
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: October 30, 2023	By:	/s/ Patricia Eckert
Patricia Eckert
Interim Chief Financial Officer

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